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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        September 19, 2001
                                                 -------------------------------





                                  AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)







             DELAWARE                       1-12981             14-1682544
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 (State or other jurisdiction of         (Commission         (I.R.S. Employer
  incorporation or organization)         File Number)        Identification No.)



37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania    19301
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          (Address of principal executive offices)                    (Zip Code)




 Registrant's telephone number, including area code   610-647-2121
                                                    ----------------


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                                  AMETEK, Inc.




Item 5.     Other Events.

        On September 17, 2001, AMETEK, Inc. issued a press release to announce the completion of a new $300 million five year Revolving Credit Facility. The new financing replaces a $195 million facility, which was to expire in 2002. A copy of such press release is attached as Exhibit 99(a). The information contained in said press release is hereby incorporated by reference in this Form 8-K.


Item 7.     Financial Statements and Exhibits.

             (c)     Exhibits.

                     Exhibit Number                    Description

                      99 (a)        Copy of press release issued by AMETEK, Inc.
                                    on September 17, 2001.










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                                  AMETEK, Inc.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     AMETEK, Inc.
                                      ------------------------------------------
                                                    (Registrant)




                                      By     /s/  Robert R. Mandos, Jr.
                                      ------------------------------------------
                                                  Robert R. Mandos, Jr.
                                                  Vice President & Comptroller
                                                 (Principal Accounting Officer)



September 19, 2001


















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                                  AMETEK, Inc.


                                  EXHIBIT INDEX




        Exhibit Number              Description

               99 (a) Copy of press release issued by AMETEK, Inc. on September 17, 2001.


















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